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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 10, 2005

          -------------------------------------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                       1-5794                  38-1794485
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

 21001 VAN BORN ROAD, TAYLOR, MICHIGAN                              48180
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On May 10, 2005, the stockholders of Masco Corporation (the "Company") approved the Masco Corporation 2005 Long Term Stock Incentive Plan (the "Plan") at the Annual Meeting of Stockholders. The Company's Proxy Statement dated April 14, 2005 as filed with the Securities and Exchange Commission on April 15, 2005 includes a description of the material terms of the Plan under the caption "Proposal to Approve the 2005 Long Term Stock Incentive Plan." The Plan is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1  Masco Corporation 2005 Long Term Stock Incentive Plan

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MASCO CORPORATION

                                         By: /s/ Timothy Wadhams
                                             -------------------------------
                                         Name: Timothy Wadhams
                                         Title: Senior Vice President and
                                                Chief Financial Officer

May 13, 2005

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                                  EXHIBIT INDEX

99.1  MASCO CORPORATION 2005 LONG TERM STOCK INCENTIVE PLAN.